Remitly Reports Third Quarter 2021 Results
Revenue up 69% year over year
Send Volume up 61% year over year
Active Customers up 51% year over year

SEATTLE, WA / November 10, 2021 / GlobeNewswire / - Remitly Global, Inc. (NASDAQ: RELY), a leading digital financial services provider for immigrants and their families in over 135 countries around the world, reported results for the third quarter ended September 30, 2021.

“As we exit our first quarter as a public company, we’re incredibly grateful for the position we’re in to both create positive business outcomes, as well as meaningful impact through mission-driven work,” said Matt Oppenheimer, Remitly’s Chief Executive Officer. “Remitly’s vision is to transform the lives of immigrants and their families by providing the most trusted financial services on the planet. Our strong results in the quarter are a direct reflection of our customers' commitment to their families and trust in Remitly.”

Third Quarter 2021 Highlights and Key Operating Data:
(All comparisons relative to the third quarter of 2020)
•Revenue totaled $121.2 million, compared to $71.8 million, up 69% year over year.
•Net loss was $13.0 million, compared to $2.4 million net loss. The increase in Remitly's net loss was primarily due to the $6.9 million non-cash donation of common stock in connection with our Pledge 1% commitment, as well as incremental stock-based compensation expense.
•Adjusted EBITDA decreased to $0.3 million, compared to $0.6 million.
•Send volume increased to $5.2 billion, from $3.2 billion, up 61% year over year.
•Active customers increased to 2.6 million, from 1.7 million, up 51% year over year.
•Average revenue per active customer increased 12% year over year to $47.34.

2021 Financial Outlook:
For fiscal year 2021, Remitly currently expects:
•Total revenue in the range of $445 million to $450 million, representing a growth rate of 73 to 75% year over year.
•Adjusted EBITDA in the range of $(17) million to $(19) million.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this earnings release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this earnings release because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense which are directly impacted by unpredictable fluctuations in the market price of our common stock.

Webcast Information
Remitly will host a webcast at 5:00 PM Eastern Time on Wednesday, November 10, 2021 to discuss its third quarter 2021 financial results. The live webcast will be accessible on Remitly’s website at https://ir.remitly.com/. A webcast replay will be available on our website at https://ir.remitly.com/ following the live event.

We have used, and intend to continue to use, the Investor Relations section of our website at https://ir.remitly.com as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD.

Non-GAAP Financial Measures
Some of the financial information and data contained in this presentation, such as adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP").
We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of adjusted EBITDA and non-GAAP operating expenses provide additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

We calculate adjusted EBITDA as net loss adjusted by i) interest expense, net; ii) provision for income taxes; iii) noncash charge of depreciation and amortization; iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency; and v) non-cash stock-based compensation expense, as well as non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by i) non-cash stock-based compensation expense, as well as ii) non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2021 financial outlook, including forecasted fiscal year 2021 revenue and adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, and our ability to stay in compliance applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our filings with the Securities and Exchange Commission (SEC) including our final Prospectus dated September 22, 2021, filed with the SEC pursuant to Rule 424(b), copies of which are available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

About Remitly
Remitly is a leading digital financial services provider for immigrants and their families in over 135 countries around the world. Its vision is to transform the lives of immigrants and their families by providing the most trusted financial services on the planet. Through its cross-border remittances, Remitly helps immigrants send money home in a safe, reliable, and transparent manner via its digitally-native app, which eliminates the long wait times, complexities and fees typical of traditional remittance processes. Passbook by Remitly, a money management app specifically designed for immigrants in the United States, eliminates fees and other common barriers to storing, spending, and sending money. Remitly for Developers allows companies to offer locally relevant payout options to customers with a simple API integration. Remitly is headquartered in Seattle and has offices around the world, including London, Kraków, Manila and Managua. For more information, visit Remitly.com, Passbook.app, and developer.remitly.com.

Contacts

Media:
Danielle Vincent
remitly@inkhouse.com

Investors:
Stephen Shulstein
Vice President of Investor Relations
stephens@remitly.com

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2021	2020	2021	2020
Revenue	$121,244	$71,790	$323,350	$176,939
Costs and expenses
Transaction expenses(1)	47,560	28,046	135,175	74,256
Customer support and operations(1) (2)	12,005	7,632	32,435	17,795
Marketing(1) (2)	30,365	18,816	82,639	50,923
Technology and development(1) (2)	18,123	10,380	44,965	29,439
General and administrative(1) (2)	24,539	7,667	47,429	22,008
Depreciation and amortization	1,319	1,002	3,890	2,859
Total costs and expenses	133,911	73,543	346,533	197,280
Loss from operations	(12,667)	(1,753)	(23,183)	(20,341)
Interest income	82	7	92	181
Interest expense	(512)	(247)	(1,048)	(1,027)
Other income (expense), net	396	(241)	3,044	(1,737)
Loss before provision for income taxes	(12,701)	(2,234)	(21,095)	(22,924)
Provision for income taxes	261	195	1,085	635
Net loss	$(12,962)	$(2,429)	$(22,180)	$(23,559)
Deemed dividend on redeemable convertible preferred stock	—	—	—	—
Net loss attributable to common stockholders	$(12,962)	$(2,429)	$(22,180)	$(23,559)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.41)	$(0.11)	$(0.85)	$(1.11)
Weighted-average shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	31,641,400	21,868,865	26,055,903	21,186,012

(1) Exclusive of depreciation and amortization, shown separately, above.
(2) Includes stock-based compensation expense.

Stock-based Compensation Expense:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2021	2020	2021	2020
Customer support and operations	$40	$5	$77	$14
Marketing	486	216	1,207	627
Technology and development	1,698	533	3,522	1,548
General and administrative	2,516	575	4,159	1,663
Total	$4,740	$1,329	$8,965	$3,852

REMITLY GLOBAL, INC.
Condensed Consolidated Balance Sheets
(unaudited)

(in thousands except for share and per share amounts)	September 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$443,313	$186,694
Disbursement prefunding	108,770	101,558
Customer funds receivable, net	79,243	50,729
Prepaid expenses and other current assets	15,992	6,350
Total current assets	647,318	345,331
Restricted cash	302	1,381
Property and equipment, net	9,225	9,675
Operating lease right-of-use assets	6,052	5,605
Other non-current assets, net	1,972	997
Total assets	$664,869	$362,989
Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$6,869	$4,256
Borrowings	—	80,000
Customer liabilities	104,683	54,819
Accrued expenses and other current liabilities	57,699	39,742
Operating lease liabilities	3,411	2,959
Total current liabilities	172,662	181,776
Operating lease liabilities, non-current	3,623	4,008
Other non-current liabilities	901	827
Total liabilities	$177,186	$186,611
Commitments and contingencies
Redeemable convertible preferred stock, $0.0001 par value per share; 50,000,000 and 132,674,735 shares authorized as of September 30, 2021 and December 31, 2020; zero and 127,082,605 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively; liquidation preference of zero and $399,815 as of September 30, 2021 and December 31, 2020, respectively	—	387,707
Stockholders' equity (deficit)
Common stock, $0.0001 par value; 725,000,000 and 190,000,000 shares authorized as of September 30, 2021 and December 31, 2020, respectively; 163,765,500 and 24,289,906 shares issued and outstanding, as of September 30, 2021 and December 31, 2020, respectively	16	2
Additional paid-in capital	730,253	8,766
Accumulated other comprehensive income	282	591
Accumulated deficit	(242,868)	(220,688)
Total stockholders' equity (deficit)	487,683	(211,329)
Total liabilities, redeemable convertible preferred stock, and stockholders' equity (deficit)	$664,869	$362,989

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended September 30,
(in thousands)	2021	2020
Cash flows from operating activities
Net loss	$(22,180)	$(23,559)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	3,890	2,859
Stock-based compensation expense, net	8,965	3,852
Donation of common stock	6,933	—
Other	360	27
Changes in operating assets and liabilities:
Disbursement prefunding	(7,212)	(30,345)
Customer funds receivable	(29,072)	(13,465)
Prepaid expenses and other assets	(9,491)	(4,952)
Operating lease right-of-use assets	2,023	1,803
Accounts payable	1,229	1,840
Customer liabilities	50,284	(28,916)
Accrued expenses and other liabilities	16,013	21,595
Operating lease liabilities	(2,317)	(1,915)
Net cash provided by (used in) operating activities	19,425	(71,176)
Cash flows from investing activities
Purchases of property and equipment	(1,347)	(1,825)
Capitalized internal-use software costs	(1,941)	(1,591)
Net cash used in investing activities	(3,288)	(3,416)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering and the private placement, net of underwriting discounts and commissions and other offering costs	307,094	—
Repayment of non-recourse promissory note	3,060	—
Proceeds from issuance of Series F convertible preferred stock, net of issuance costs	2,980	84,855
Proceeds from exercise of stock options	7,519	1,995
Payment of debt issuance costs	(988)	—
Repayments on borrowings, net	(80,000)	(45,000)
Net cash provided by financing activities	239,665	41,850
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	(262)	338
Net increase (decrease) in cash, cash equivalents and restricted cash	255,540	(32,404)
Cash, cash equivalents, and restricted cash at beginning of period	188,075	183,520
Cash, cash equivalents, and restricted cash at end of period	$443,615	$151,116
Supplemental disclosure of cash flow information
Cash paid for interest	$936	$998
Cash paid for income taxes	303	334
Supplemental disclosure of non-cash investing and financing activities
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$2,532	$1,523
Vesting of early exercised options	263	69
Initial public offering and debt issuance costs incurred but not yet paid	2,287	—
Conversion of preferred stock to common stock	390,687	—
Reconciliation of cash, cash equivalents and restricted cash
Cash and cash equivalents	$443,313	$149,881
Restricted cash	302	1,235
Total cash, cash equivalents and restricted cash	$443,615	$151,116

REMITLY GLOBAL, INC.
Reconciliation of GAAP to Non-GAAP Data
(unaudited)

Reconciliation of net loss to Adjusted EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2021	2020	2021	2020
Net loss	$(12,962)	$(2,429)	$(22,180)	$(23,559)
Add:
Interest expense, net	430	240	956	846
Provision for income taxes	261	195	1,085	635
Depreciation and amortization	1,319	1,002	3,890	2,859
Foreign exchange (gain) loss	(396)	241	(3,044)	1,737
Donation of common stock	6,933	—	6,933	—
Stock-based compensation expense	4,740	1,329	8,965	3,852
Adjusted EBITDA	$325	$578	$(3,395)	$(13,630)

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2021	2020	2021	2020
Customer support and operations	$12,005	$7,632	$32,435	$17,795
Excluding: Stock-based compensation expense	40	5	77	14
Non-GAAP customer support and operations	$11,965	$7,627	$32,358	$17,781

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Marketing	$30,365	$18,816	$82,639	$50,923
Excluding: Stock-based compensation expense	486	216	1,207	627
Non-GAAP marketing	$29,879	$18,600	$81,432	$50,296

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Technology and development	$18,123	$10,380	$44,965	$29,439
Excluding: Stock-based compensation expense	1,698	533	3,522	1,548
Non-GAAP technology and development	$16,425	$9,847	$41,443	$27,891

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
General and administrative	$24,539	$7,667	$47,429	$22,008
Excluding: Stock-based compensation expense	2,516	575	4,159	1,663
Excluding: Donation of common stock	6,933	—	6,933	—
Non-GAAP general and administrative	$15,090	$7,092	$36,337	$20,345